Item G.1.a.i. Legal proceedings.
In re Easterly RocMuni High Income Municipal
Bond Fund, Case No. 25-cv-6028 (SDNY)
On July 24, 2025, a putative class action complaint (Victorson v. James Alpha Funds Trust, et al., Case No. 25-cv-6028) was filed by an individual shareholder (Troyt M. Victorson, individually and on behalf of all others similarly situated) against James Alpha Funds Trust,
Managed Portfolio Series Trust, Quasar
Distributors, LLC, Easterly Investment Partners
LLC, Principal Street Partners, LLC, Easterly
Securities LLC, Troy E .Willis, Charlie S. Pulire,
Benjamin J. Eirich, Brian R. Wiedmeyer, Robert J.
Kern, David A. Massart, David M. Swanson,
Leonard M. Rush, Darrell Crate, Neil Medugno, A.
Clayton Spencer, and Michael Montague (the
"Defendants") in the United States District Court for the Southern District of New York alleging violations of certain provisions of the Securities
Act of 1933 in connection with sales of shares of the Easterly ROCMuni High Income Municipal
Bond Fund. On July 25, 2025, a separate putative class action complaint (Fulford v. James
Alpha Funds Trust, et al., Case No. 25-cv-06102) was filed by an individual shareholder (Richard
Fulford, individually and on behalf of all others similarly situated) against the Defendants in the United States District Court for the Southern
District of New York making substantially similar allegations. On October 9, 2025, the Victorson and Fulford cases were consolidated under docket number 25-cv-6028 and Richard Fulford was named as Lead Plaintiff. The plaintiff seeks to recover unspecified damages.




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